EMPLOYMENT AGREEMENT AMENDMENT

THIS EMPLOYMENT AGREEMENT AMENDMENT (the “Amendment”) is entered into effective as of December 13, 2016 (the “Effective Date”), between Rhino GP LLC (“Employer”) and Chad Hunt (“Employee”).

W I T N E S S E T H

WHEREAS, Employee is currently employed by Employer pursuant to an Amended and Restated Employment Agreement dated August 31, 2014 (the “Prior Agreement”).

WHEREAS, Employer and Employee now desire to amend the Prior Agreement, and have executed this Amendment to evidence the terms of their agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Section 1 of the Prior Agreement is hereby deleted and replaced in its entirety with the following language:

“Terms of Employment. Unless terminated earlier in accordance with the provisions of Section 7, Executive’s employment under this Agreement shall be effective for a term commencing on the Effective Date and ending on December 31, 2018 (the “Employment Term”).”

2. All other terms and conditions in the Prior Agreement shall remain unchanged except to the extent specifically modified herein.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

EMPLOYER:

Rhino GP LLC

By:	/s/ Whitney C. Kegley

EMPLOYEE:

/s/ Chad Hunt

Chad Hunt